Exhibit 10.6

AMENDMENT #1 TO SHARED SPACE ARRANGEMENT

This Amendment #1 To Shared Space Arrangement (this “Amendment”) is made effective as of July 1, 2024, by and between OMEGA THERAPEUTICS, INC., a Delaware corporation (“Licensor” or “Tenant”), having an address of 140 First Street, Ste 501, Cambridge, MA 02141, and Apriori Bio, Inc., (“Licensee” or “Space Occupant”), having an address of 140 First Street, Ste 502, Cambridge, MA 02141.

R E C I T A L S

A.
WHEREAS, ARE-MA REGION NO. 94, LLC, a Delaware limited liability company (“Prime Landlord” or “Landlord”) entered into that certain Lease (as may be amended, the “Prime Lease”) dated November 4, 2021, whereby Prime Landlord leased to Licensor, as tenant, approximately 89,246 rentable square feet consisting of approximately 78,380 rentable square feet for the Shared Space Arrangement in the building located at 140 First Street, Cambridge, Massachusetts 02141 (the “Premises”);
B.
WHEREAS, Tenant and Space Occupant entered into that certain Shared Space Arrangement to permit Space Occupant to use and occupy a portion of the Premises (the “Licensed Premises”) as more particularly described in and pursuant to the provisions of that certain Shared Space Arrangement dated as of September 1, 2023;
C.
WHEREAS, the parties acknowledge that Licensee meets the definition of a “Flagship Pioneering Entity” as set forth in Section 22(c) of the Prime Lease; and
D.
WHEREAS, Tenant and Space Occupant desire to modify the Shared Space Arrangement.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenant and Space Occupant hereby agree:

1.
Interpretation.
a)
All initially capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Shared Space Arrangement unless the context clearly indicates otherwise.
b)
This Amendment and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the internal laws of Commonwealth of Massachusetts, without regard to its principles of conflicts of law.
2.
Amendment.

a)
As of the Amendment Effective Date, Section 2 of the Shared Space Arrangement is hereby deleted and replaced with the following:

2. Shared Space: This Shared Space Arrangement shall allow Licensee to use only the space within the Premises consisting of approximately 8,881 rentable square feet and as more particularly shown on Area C of Exhibit A and Area B Lab of Exhibit B attached hereto (the “Shared Space”), which may be amended by mutual agreement set forth in writing between the parties. Notwithstanding anything to the contrary contained herein, the parties acknowledge that a portion of the Shared Space shall be for the shared use of Licensee, Licensor and other licensees within the Premises (the “Common Areas”). The use of such Common Areas shall be in accordance with this Shared Space Arrangement and any reasonable rules and regulations promulgated for their use hereafter.

b)
As of the Amendment Effective Date, Section 3(b) of the Shared Space Arrangement is hereby deleted and replaced with the following:

(b) Licensee will pay a “License Fee,” which is its monthly proportionate share of Tenant’s cost of the actual Base Rent and Additional Rent (each as defined in the Prime Lease), and any additional sums which are paid by Licensor for the use and occupancy of the Shared Space including but not limited to utilities, building maintenance, waste removal, alarm and security services, property management fee, and parking. Licensee’s proportionate share of: (i) Tenant’s cost of the actual Base Rent shall be 11.3% of the actual Base Rent, (ii) Tenant’s cost of the actual Operating Expenses shall be 11.3% of Tenant’s Share of Operating Expenses of Building (as such term is defined in the basic lease information of the Prime Lease), (iii) such additional sums paid by Licensor for the use and occupancy of the Shared Space shall be 11.3% of any amounts actually charged by Prime Landlord.

3.
OFAC Compliance.

Tenant and Space Occupant, and to Tenant’s and Space Occupant’s knowledge, all beneficial owners of Tenant and Space Occupant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the Term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

4.
No Brokers.

Space Occupant and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Amendment and that no Broker brought about this transaction. Space Occupant and

Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Space Occupant, as applicable, with regard to this Amendment.

5.
Miscellaneous.
a)
This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.
b)
This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective agents and permitted assigns.
c)
This Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.
d)
Except as amended and/or modified by this Amendment, the Shared Space Arrangement is hereby ratified and confirmed and all other terms of the Shared Space Arrangement shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Shared Space Arrangement, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Shared Space Arrangement are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

[ Signatures on next page ]

IN WITNESS WHEREOF, Tenant and Space Occupant have caused their duly authorized representatives to execute this Amendment as of the date first above written.

LICENSOR:

OMEGA THERAPEUTICS, INC.,
a Delaware corporation

Dated: June 17, 2024	By:	/s/ Mahesh Karande
	Its:	President and CEO

☒ I hereby certify that the signature, name, and title above are my signature, name and title.

LICENSEE:

APRIOR BIO, INC.:
a Delaware corporation

Dated: June 17, 2024	By:	/s/ Lovisa Afzelius
	Its:	CEO

☒ I hereby certify that the signature, name, and title above are my signature, name and title.

Exhibit A

# PROJECT AREA REFERENCE PLAN
LEVEL 5

ONE CHARLES PARK - OMEGA THERAPEUTICS

Area A Lab
Area A Office
A
B
C
Area B Office
Area B Lab
Area C Office
Area C Lab
ONE ROGERS
CHARLES PARK

Exhibit B

Area B Lab

Main Lab Space
Lab Support
Omega Space
CORRIDOR 5201
JC 5292
PPE 5240
WELLNESS 5206
HUDDLE 5210
OFFICE 5211
GN 5207
OPEN OFFICE 5209
CONFERENCE ROOM 5215
OFFICE 5212
LAB SUPPORT 5241B
SHARED LAB CORRIDOR 5241
BIO HAZARD STORAGE 5241A
PREACTION 5230
OFFICE 5213
OFFICE 5214
WOMEN 5290
MEN 5291
HUDDLE 5221
OFFICE 5219
OFFICE 5218
PRINT/COPY 5216
LIFE SAFETY ELEC 5296
OFFICE 5220
EXHAUST AIR
BB IDF 5298A
ELEC ROOM 5295
OFFICE 5223
STORAGE 5217
STORAGE 5242
HOT WATER CLOSET 5269
PLASMID LAB 5250
TI MDF 5298B
ANALYTICAL LAB 5260
COLD STORAGE 5249
CORRIDOR 5243
COLD STORAGE 5349
LAB 5348
BUFFER PREP 5248
PPE 5350
COFFEE BAR 5224
PPE 5252
PDOS LAB #2 5251
PDOS LAB #1 5245
HUDDLE 5227
OPEN COLLAB 5225
LAB #3 5344
.5 B
.5 C